Subsequent Events	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
13.	SUBSEQUENT EVENTS

On September 29, 2023, the Group entered into an equity acquisition agreement with certain shareholders of Lianlian to acquire 95% of Lianlian’s issued and outstanding shares. Lianlian is an online lifestyle service provider providing comprehensive marketing and promotion services to restaurants, hotels and other leisure and entertainment merchants, helping them achieve cost-effective operations. On December 28, 2023, the Group terminated the equity acquisition agreement Lianlian and certain of the Lianlian’s shareholders.

On October 31, 2023, the Company entered into an equity transfer agreement to sell all of our equity interest in Q&K AI to Wangxiancai Limited for nominal consideration. Q&K AI holds substantially all of the equity interest of our subsidiaries in the PRC, through which the Company carried out long-term rental apartment rental business (the “Disposed Business”). The Disposed Business contributed substantially all revenue and held substantially all of the Company’s assets. Upon the consummation of the Disposal on October 31, 2023, the Company became a shell company as defined in Rule 12b-2 under the Exchange Act.

On December 28, 2023, the Company completed the acquisition of 100% of the issued and outstanding shares of Alpha Mind Technology Limited (“Alpha Mind”), at a total consideration of $180,000,000 in the form of notes payable (“Acquisition”). In February 2024, the Company and the sellers of Alpha Mind agreed to extend the maturity date of the Notes to June 30, 2024.